UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 18, 2005

Inhibitex, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-50772	74-2708737

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employee Identification No.)

8997 Westside Parkway Alpharetta, GA		30004

(Address of Principal Executive Offices)		(Zip Code)

(678) 746-1100

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 17, 2005, the Stockholders of Inhibitex, Inc. approved an amendment to the Company’s 2004 Stock Incentive Plan to increase the number of shares of the Company’s common stock available for awards under the 2004 Stock Incentive Plan by 1,500,000 shares and to increase the number of stock options automatically granted annually to non-employee directors from 6,000 to 7,500 shares. A copy of the Amended and Restated 2004 Stock Incentive Plan is furnished as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description of Exhibits
99.1	Amended and Restated 2004 Stock Incentive Plan.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Inhibitex, Inc. (Registrant)
Date: May 18, 2005	By:	/s/ Russell H. Plumb
Russell H. Plumb,
Vice President/Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
99.1	Amended and Restated 2004 Stock Incentive Plan